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                                                                   EXHIBIT (13)
                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints ROBERT S. SCHIMEK and RICHARD T. PISANO, or each of them, as his true and lawful attorneys-in fact and agents, to sign any and all amendments to the Registration Statements listed below, for which AMERICAN GENERAL LIFE INSURANCE COMPANY serves as Depositor and AMERICAN HOME ASSURANCE COMPANY serves as Guarantor, and to file the same, with all exhibits thereto, and other documents in connection therewith, as fully to all intents as he might or could do in person, including specifically, but without limiting the generality of the foregoing, to (i) take any action to comply with any rules, regulations or requirements of the Securities and Exchange Commission under the federal securities laws; (ii) make application for and secure any exemptions from the federal securities laws; (iii) register additional annuity contracts under the federal securities laws, if registration is deemed necessary. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents or any of them, or their substitutes, shall do or cause to be done by virtue thereof.

REGISTRATION STATEMENTS:

         Registrant Name                File Nos.
         ---------------                ---------

         AGL SEPARATE ACCOUNT A         033-44745 / 811-01491

                                        033-44744 / 811-01491

         AGL SEPARATE ACCOUNT D         033-43390 / 811-02441

                                        002-49805 / 811-02441

                                        333-70667 / 811-02441

                                        333-40637 / 811-02441

                                        033-57730 / 811-02441

         AGL SEPARATE ACCOUNT VA-1      333-102302 / 811-07781

         AGL SEPARATE ACCOUNT VA-2      333-102303 / 811-01990

         AGL SEPARATE ACCOUNT VL-R      333-89897 / 811-08561

                                        333-42567 / 811-08561

                                        333-90787 / 811-08561

         AGL SEPARATE ACCOUNT VUL       333-102301 / 811-05794

MERTON BERNARD AIDINOFF          Director                         June 29, 2006
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MERTON BERNARD AIDINOFF

CHARLES H. DANGELO               Director                         June 29, 2006
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CHARLES H. DANGELO

JOHN QUINLAN DOYLE               Director and President           June 29, 2006
-------------------------------
JOHN QUINLAN DOYLE

NEIL ANTHONY FAULKNER            Director                         June 29, 2006
-------------------------------
NEIL ANTHONY FAULKNER

DAVID NEIL FIELDS                Director                         June 29, 2006
-------------------------------
DAVID NEIL FIELDS

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KENNETH VINCENT HARKINS          Director                         June 29, 2006
-------------------------------
KENNETH VINCENT HARKINS

DAVID LAWRENCE HERZOG            Director                         June 29, 2006
-------------------------------
DAVID LAWRENCE HERZOG

ROBERT EDWARD LEWIS              Director                         June 29, 2006
-------------------------------
ROBERT EDWARD LEWIS

KRISTIAN PHILIP MOOR             Director and Chairman            June 29, 2006
-------------------------------
KRISTIAN PHILIP MOOR

WIN JAY NEUGER                   Director                         June 29, 2006
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WIN JAY NEUGER

ROBERT S. SCHIMEK                Director, Senior Vice            June 29, 2006
-------------------------------  President and Treasurer
ROBERT S. SCHIMEK

NICHOLAS SHAW TYLER              Director                         June 29, 2006
-------------------------------
NICHOLAS SHAW TYLER

NICHOLAS CHARLES WALSH           Director                         June 29, 2006
-------------------------------
NICHOLAS CHARLES WALSH

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